SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   APRIL 17, 2002
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                             CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-31359                     23-3032245
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8485
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.
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           Exhibits

99.1       Press release, issued April 17, 2002.


Item 9.    Regulation FD Disclosure.
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CoreComm Limited and CoreComm Holdco, Inc. announced today that CoreComm Holdco had filed an amendment to its Form S-4 Registration Statement, which includes an amended exchange offer prospectus, with the SEC.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CORECOMM LIMITED
                                     (Registrant)

                                     By: /s/ Michael A. Peterson
                                        ----------------------------------
                                     Name:  Michael A. Peterson
                                     Title: Executive Vice President,
                                            Chief Operating Officer and
                                            Chief Financial Officer


Dated: April 17, 2002

                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued April 17, 2002

                                                                    Exhibit 99.1
CORECOMM LOGO

FOR IMMEDIATE RELEASE

         CORECOMM ANNOUNCES FILING OF AMENDED S-4 REGISTRATION STATEMENT

         New York, New York (April 17, 2002) - CoreComm Limited (Nasdaq: COMM), and CoreComm Holdco, Inc. announced today that CoreComm Holdco had filed an amendment to its Form S-4 Registration Statement, which includes an amended exchange offer prospectus, with the SEC. Under the public exchange offers, CoreComm Holdco is offering its shares of common stock in exchange for CoreComm Limited's common stock and CoreComm Limited's 6% Convertible Subordinated Notes due 2006. CoreComm Holdco is the new, recapitalized company and the exchange offer represents an opportunity for existing CoreComm Limited shareholders to receive shares in CoreComm Holdco.

         The amended filing of the exchange offer marks continued progress towards the completion of the final phase of the Companies' previously announced plan of recapitalization. The Companies closed on the recapitalization transactions with substantially all of the debt and preferred stock holders in December 2001. Approximately 65.2% of CoreComm Limited's outstanding shares have already been tendered in the public exchange offer.

         The board of directors of CoreComm Limited believes that the public exchange offers represent the best value for CoreComm Limited's shareholders, and it unanimously recommends that all CoreComm Limited shareholders participate in the exchange offers.

         If the exchange offer is not successful, CoreComm Limited may be delisted from the Nasdaq National Market soon. This could have an adverse effect on the price and liquidity of CoreComm Limited's common stock. If the exchange offers and related transactions are successfully completed, Nasdaq will transfer the listing to CoreComm Holdco, which will be the publicly traded company.

         The companies also announced that the public exchange offers have been extended until midnight, May 10, 2002. Investors are encouraged to read the information regarding the exchange offers at the end of this release, which describes where you can get more information.

                                       ***

         The foregoing reference to the exchange offers shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of shares of common stock of CoreComm Holdco in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Investors and security holders are urged to read the following documents (including amendments that may be made to them), regarding the exchange offers because they contain important information:

         - CoreComm Holdco's preliminary prospectus, prospectus supplements and final prospectus;
         - CoreComm Holdco's registration statement on Form S-4, containing such documents and other information; and
         - CoreComm Holdco's Schedule TO.

         These documents and amendments and supplements to these documents have been and will continue to be filed, as they may be amended and supplemented, with the Securities and Exchange Commission. When these and other documents are filed with the SEC, they may be obtained free at the SEC's web site at www.sec.gov. You may also obtain for free each of these documents (when available) from CoreComm Holdco by directing your request to the number listed below.
         For further information regarding the exchange offers, including obtaining additional copies of the exchange offer materials, we encourage you to contact the information agent:

        D.F. King & Co., Inc.
        77 Water Street
        New York, New York 10005
        Banks and Brokers Call Collect: (212) 269-5550
        All Others Call Toll Free: (800) 848-2998

For further information please contact:

        Winston Black, Director - Corporate Development at (212) 906-8485.